                                  AMENDMENT TO

                              EMPLOYMENT AGREEMENT


        This Amendment to Employment Agreement (the "Amendment") is made and entered into as of January 1, 1997, by and between KENNEDY-WILSON, INC., a Delaware corporation, with its principal office located in Santa Monica, California ("the Company"), and LEWIS A. HALPERT, an individual ("Employee").

                                    RECITALS

        WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of January 1, 1996, (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

        WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change Term of Employment, Salary, Employee Services and Title.

                             AMENDMENT TO AGREEMENT

        NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of January 1, 1997 as follows:

        1. Section 1(a) is deleted in its entirety and the following is inserted in lieu thereof:

        (a) Supersedure: Term. This Agreement shall supersede any and all prior agreements written or oral. Subject to earlier termination as set forth in Paragraph (5) below, the term of this Agreement shall be one year from January 1, 1997 to December 31, 1997.

        2. Section 1(b) is deleted in its entirety and the following is inserted in lieu thereof:

        (b) Salary. A salary equal to $12,500 per month and a salary advanced against bonus earnings equal to $10,416.67 per month, payable on such bases as is the normal payment pattern of the Company.

        3. Section 1(c) is deleted in its entirety and the following is inserted in lieu thereof:

                c) Bonus. The amount of bonus, if any, shall be determined by calculating the Bonus Revenues less expenses as outlined in the attached Addendum (1) (Exhibit B) and applied to the following percentages:

                    NET PROFIT                   BONUS
                    ----------                   -----
                    0-1MM                        15%
                    1MM-2MM                      20%
                    2MM-Above                    25%


        Bonus revenues for Notes will be 25% and will cap at $2.5MM of net profits. Bonus will be paid semi-annually.

        4. Section 2. Employee Services. Reference to Employee's Title shall be changed from Managing Director to Executive Managing Director.


        Subject to the foregoing, the Employment Agreement remains in full force and effect and Company and Employee hereby ratify and confirm the Employment Agreement in each and every respect.

        IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first written above.


                                          "EMPLOYEE"


                                          /s/ LEWIS A. HALPERT
                                          -------------------------------
                                          Lewis A. Halpert

                                          "EMPLOYEE"



                                          "COMPANY"
                                          Kennedy-Wilson International
                                          a California corporation

                                          By /s/ WILLIAM MCMORROW
                                          -------------------------------
                                          William McMorrow
                                          Chief Executive Officer

                                    EXHIBIT B

                                   LEW HALPERT

1.      BASE COMPENSATION:

        $12,500.00/mo.              Salary
        $10,416.67/mo.              Non-repayable advance charged against bonus
        $22,916.67/mo.              $275,000 annualized

To manage KW Properties Residential Division:

        1. Find/buy properties;
        2. Secure financing
        3. Oversee and manage:

               a) Legal
               b) Construction
               c) Marketing/Sales
               d) Closing
               e) Other matters incidental to success of deal

2.      BONUS (Based on Bonus Revenues Net Profits-see attached)

                 Net Profit                                  Bonus
                 ----------                                  -----
                 0-$1,000,000                                15%
                 $1,000,001- $2,000,000                      20%
                 $2,000,001 -Above                           25%


3. Lew will be awarded a commission percentage as procuring cause for commercial deals signed by the Company. Commission percentage will be based upon Lew's contribution to the deal and will be negotiated and agreed to at the time of the deal signing. Such commissions will be credited to his Bonus Revenues Net Profit for Bonus calculation. (see #
        2).

4. Net Commissions earned by the Company on auctions for which Lew was procuring cause will be credited to his Bonus Revenues Net Profits for Bonus calculations. (see # 2).